Mercury Select Growth Fund
                                       of
                               MERCURY FUNDS, INC.

                    Supplement dated October 13, 2000 to the
                         Prospectus dated June 14, 2000


     The Fund has changed one of its non-fundamental investment policies. Accordingly, its Prospectus dated June 14, 2000 is amended, effective immediately, as follows:

     On page 9, 2nd paragraph, the 3rd sentence has been deleted and the 4th sentence has been revised to read:

     The Fund may invest in any security up to the greater of 5% of Fund assets or 1 1/2 times its weight in the Russell Top 200 Growth Index.


     In  addition,  on  September  8, 2000, Mercury Asset Management Funds, Inc.
changed  its  name  to  Mercury  Funds,  Inc.














Code  #19104-0600ALL